FIFTH AMENDMENT AGREEMENT


Fifth Amendment Agreement, dated as of February 15, 1995 (this "Fifth Amendment Agreement"), among The Gap, Inc., a Delaware corporation (the "Borrower"), the LC Subsidiaries (as defined in the Credit Agreement referred to below) signatory hereto, the lenders (the "Lenders") listed on the signature pages hereof and Citibank, N.A., ("Citibank"), as issuing bank (the "Issuing Bank") and, after giving effect to Section 8 hereof, Citicorp USA Inc. ("CUSA"), as agent (the "Agent") for the Issuing Bank and the Lenders.


                         PRELIMINARY STATEMENTS:

     1. The Borrower, the LC Subsidiaries, the Lenders, the Issuing Bank and Citibank,as agent have entered into a Credit Agreement, dated as of March 2, 1990, as amended by the First Amendment Agreement, dated as of March 1, 1991 (the "First Amendment Agreement"), as amended by the Second Amendment
Agreement, dated as of September 16, 1992 (the "Second Amendment Agreement"), as amended by the Third Amendment Agreement, dated as of January 22, 1993
(the "Third Amendment Agreement"), and as amended by the Fourth Amendment Agreement, dated as of February 4, 1994 (the "Fourth Amendment Agreement")
(such credit agreement, as so amended and as it may be further amended and in effect from time to time, being referred to herein as the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

     2. Pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that the A Lenders and the Agent extend the Revolver Termination Date to March 2, 1998. The Borrower has also requested that the Letter of Credit facility provided for in Article III of the Credit Agreement be converted into a 364-day facility with an annual renewal option. In addition, the Borrower has requested an increase in the LC Commitments and the reduction of certain fees.

      3. The Borrower, the LC Subsidiaries, the Lenders, the Issuing Bank and the Agent wish to amend the Credit Agreement, among other things, to
(i) memorialize the extension of the Revolver Termination Date to March 2, 1998, (ii) convert the Letter of Credit facility provided for in Article III of the Credit Agreement into a 364-day facility with an annual renewal option, (iii) increase the aggregate amount of LC Commitments from $350,000,000 to $425,000,000 and (iv) decrease the facility fee payable under Section 3.01 with respect to the LC Commitments.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of March 2, 1995 and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) The second sentence of the Preliminary Statement of the Credit Agreement is hereby amended by deleting the dollar amount "$350,000,000" appearing therein and inserting in its place the dollar amount "$425,000,000".

     (b) The definition of "LC Commitment" appearing in Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

              ""LC Commitment" means, as to any LC Lender, the amount set forth opposite such LC Lender's name on the signature pages of the Fifth Amendment Agreement, dated as of February 15, 1995, among the Borrower, the LC Subsidiaries, the Lenders parties thereto, the Issuing Bank and the Agent with respect to the caption "LC Commitment", or, if such LC Lender has entered into one or more Assignment and Acceptances, the amount set forth for such LC Lender with respect thereto in the Register maintained by the Agent pursuant to Section 10.07 hereof."

     (c)  The definition of "LC Commitment Percentage" appearing in Section
          1.01 of the Credit Agreement is hereby amended in full to read as follows:

              ""LC Commitment Percentage" means, with respect to each LC Lender, the percentage of which the then existing LC Commitment of such LC Lender is of the LC Commitments of all LC Lenders; provided, however; that with respect to Letters of Credit which expire after the LC Termination Date has occurred, the LC Commitment Percentage of each LC Lender shall be the percentage of which such LC Lender's LC Commitment immediately prior to the LC Termination Date is of the LC Commitment of all LC Lenders immediately prior to the LC Termination Date."

     (d)  The definition of "LC Termination Date" appearing in Section
          1.01 of the Credit Agreement is hereby amended in full to read as follows:

              ""LC Termination Date" means, subject to Section 3.11 hereof, March 1, 1996, or the earlier date of termination in whole of the LC Commitments pursuant to Section 3.09 or Section 8.01."

     (e)  The definition of "Revolver Termination Date" appearing in Section
          1.01 of the Credit Agreement is hereby amended by deleting the reference to "March 2, 1997 and replacing it with March 2, 1998".

     (f) Section 2.14 of the Credit Agreement is hereby amended to read in full as follows:

              "SECTION 2.14. Extension of Revolver Termination Date. At least 45 but not more than 60 days prior to the next Anniversary Date, the Borrower, by written notice to the Agent, may request that the Revolver Termination Date be extended one calendar year from its then current scheduled expiration. The Agent shall promptly notify each A Lender of such request, and each A Lender shall in turn, within 30 days prior to such next Anniversary Date, notify the Borrower and the Agent in writing regarding whether such A Lender will consent to such extension. If, and only if, all A Lenders consent in writing to such extension prior to the tenth Business Day preceding such next Anniversary Date, the Revolver Termination Date shall be so extended for such one calendar year and references herein to the "Revolver Termination Date" shall refer to such "Revolver Termination Date" as so extended. If any A Lender shall fail to deliver such notice to the Borrower and the Agent as provided above, such A Lender shall be deemed not to have consented to any requested extension and all of the A Lenders' A Commitments shall terminate on the scheduled Revolver Termination Date. It is understood that no A Lender shall have any obligation whatsoever to agree to any request made by the Borrower for an extension of the Revolver Termination Date."

     (g)  Section 3.01 of the Credit Agreement is hereby amended as follows:

              (i) by deleting the phrase "30 days" appearing therein and inserting in its place the phrase "one day";

             (ii) by deleting the dollar amount "$350,000,000" appearing therein and inserting in its place the dollar amount "$425,000,000";

            (iii) by deleting the phrase "the earlier of (i)" appearing therein; and

             (iv) by deleting the phrase "or (ii) the LC Termination Date" appearing therein.

     (h) Subsection (a) of Section 3.05 of the Credit Agreement is hereby amended to read in full as follows:

              "(a) Facility Fee. The Borrower hereby agrees to pay to each LC Lender (in accordance with its LC Commitment Percentage) a letter of credit facility fee equal to 0.10% per annum for all periods prior to March 2, 1995 and 0.08% per annum for all periods on and after March 2, 1995 on the total amount of LC Commitments (regardless of the actual or deemed usage thereof) payable quarterly in arrears on the last day of April, July, October and January and on the LC Termination Date."

     (i) Section 3.11 of the Credit Agreement is hereby amended to read in full as follows:

               "SECTION 3.11.  Extension of LC Termination Date.  At least
               45 but not more than 60 days prior to the LC Termination Date, the Borrower, by written notice to the Agent, may request that the LC Termination Date be extended for a period of 364 days from its then current scheduled expiration. The Agent shall promptly notify the Issuing Bank and each LC Lender of such request, and the Issuing Bank and each LC Lender shall in turn, within 30 days prior to such LC Termination Date, notify the Borrower and the Agent in writing regarding whether the Issuing Bank, or such LC Lender (as the case may be) will consent to such extension. If, and only if, all LC Lenders and the Issuing Bank consent in writing to such extension prior to the tenth Business Day preceding such LC Termination Date, the LC Termination Date shall be so extended for such 364-day period and references herein to the "LC Termination Date" shall refer to such "LC Termination Date" as so extended. If the Issuing Bank or any LC Lender shall fail to deliver such notice to the Borrower and the Agent as provided above, the Issuing Bank or such Lender shall be deemed not to have consented to such requested extension and the Issuing Bank's and all LC Lenders' LC Commitments shall terminate on the scheduled LC Termination Date. It is understood that neither the Issuing Bank nor any LC Lender shall have any obligation whatsoever to agree to any request made by the Borrower for an extension of the LC Termination Date."

SECTION 2. Conditions of Effectiveness. This Fifth Amendment Agreement shall become effective as of March 2, 1995 if, on or prior to that date, the Agent shall have received counterparts of this Fifth Amendment Agreement duly executed by the Borrower, the LC Subsidiaries, the Lenders, the Issuing Bank and the Agent, together with such other documents or information as the Agent may reasonably request.

SECTION 3. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness of this Fifth Amendment Agreement, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     (c) The execution, delivery and effectiveness of this Fifth Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 4. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent and the Issuing Bank incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Fifth Amendment Agreement and the other documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of the Agent's legal counsel. The Borrower further agrees to pay on demand all costs and expenses of the Agent, the Issuing Bank and the Lenders (including, without limitation, reasonable fees and expenses of the Agent's legal counsel) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Fifth Amendment Agreement and other documents to be delivered under this Fifth Amendment Agreement.

SECTION 5. Execution in Counterparts. This Fifth Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 6. GOVERNING LAW. THIS FIFTH AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. LC Subsidiaries. From and after the date hereof, Gap (Canada), Inc. shall be an LC Subsidiary hereunder and under the Credit Agreement. Each LC Subsidiary hereby (i) consents in all respects to the transactions contemplated hereby, (ii) acknowledges and irrevocably agrees that none of its respective obligations under the Credit Agreement or with respect to the Letters of Credit for which it is the account party shall be affected hereby,
(iii) acknowledges and irrevocably agrees that all of its respective obligations under the Credit Agreement, as amended hereby, and with respect to the Letters of Credit for which it is the account party are in full force and effect, (iv) ratifies and reaffirms in all respects the Credit Agreement, as amended hereby, and the Letters of Credit for which it is the account party and all of its respective obligations with respect thereto, (v) certifies that it has received a copy hereof, has reviewed the same and is fully apprised of the contents and substance hereof and (vi) confirms that it shall be bound by the terms hereof.

SECTION 8. Citicorp USA Inc. Notwithstanding anything contained in the Credit Agreement to the contrary, from and after the date hereof Citicorp USA Inc. ("CUSA") shall be Lender and the Agent hereunder and under the Credit Agreement. The Credit Agreement is, effective the date hereof, hereby amended as follows:

     (a) The introductory paragraph is hereby amended in full to read as follows:

                "CREDIT AGREEMENT, dated as of March 2, 1990 (this "Agreement"), among The Gap, Inc., a Delaware corporation (the "Borrower"), the LC Subsidiaries (as hereinafter defined), the banks (the "Banks") listed on the signature pages hereof, Citibank, N.A., ("Citibank"), as issuing bank (the "Issuing Bank"), and Citicorp USA Inc. ("CUSA") as agent (the "Agent") for the Lenders and Issuing Bank hereunder:"

     (b) Each reference in the Credit Agreement to "Citibank" shall be amended to refer to "CUSA" except as follows:

          (i) The reference to "Citibank" in the definition of "Base Rate" shall continue to refer to Citibank;

         (ii) The reference to "Citibank" in the definition of "Issuing Bank" shall continue to refer to Citibank; and

        (iii) The reference to "Citibank" in the definition of "Reference Bank" shall continue to refer to Citibank.

     (c) Section 9.03 of the Credit Agreement is hereby amended to read in full as follows:

                "SECTION 9.03. CUSA, Citibank and Affiliates. With respect to CUSA's A Commitment, its LC Commitment and the Advances made by it, and with respect to Citibank as Issuing Bank, CUSA and Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent or Issuing Bank, as the case may be; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include CUSA and Citibank in their individual capacities. CUSA, Citibank and each of their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if CUSA were not the Agent or Citibank were not the Issuing
                Bank, as the case may be, and without any duty to account therefor to the Lenders."

     (d) Section 10.04 of the Credit Agreement is hereby amended by adding the following subsection (d):

                 "(d) The Borrower hereby acknowledges that the funding method by each Lender of its Advances hereunder shall be in the sole discretion of such Lender. The Borrower agrees that for purposes of any determination to be made under Sections 2.08, 2.12(a), 2.13 or 10.04(b)
                 of this Agreement each Lender shall be deemed to have funded its Eurodollar rate Advances with proceeds of Dollar deposits in the London interbank market."

     (e) Each reference in Section 10.05 of the Credit Agreement to a Lender shall be amended to refer to such Lender and its Affiliates.

     (f) Section 10.07 of the Credit Agreement is hereby amended by adding the following subsection (h):

                 "(h) Notwithstanding anything herein contained to the contrary, each Lender may assign any of its rights and obligations under this Agreement to any of its Affiliates without notice to or consent of the Borrower or the Agent; and each Lender or any of its Affiliates may assign any of its rights (including, without limitation, rights to payment of principal and/or interest hereunder) under this Agreement to any Federal Reserve Bank without notice to or consent of the Borrower or the Agent."

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       THE BORROWER:

                                       THE GAP, INC.



                                        By /s/ Richard S. McKinley
                                        Name:  Richard S. McKinley
                                        Title: Vice President-Finance and
                                               Treasurer


                                        LC SUBSIDIARIES:
                                        BANANA REPUBLIC, INC.



                                        By /s/ Richard S. McKinley
                                        Name:  Richard S. McKinley
                                        Title: Vice President-Finance and
                                               Treasurer


                                        GPS (GREAT BRITAIN) LIMITED



                                        By /s/ Richard S. McKinley
                                        Name:  Richard S. McKinley
                                        Title: Vice President-Finance and
                                               Treasurer


                                        GAP (CANADA), INC.



                                        By /s/ Richard S. McKinley
                                        Name:  Richard S. McKinley
                                        Title: Vice President-Finance and
                                               Treasurer


                                        GAP (FAR EAST) LIMITED



                                        By /s/ Richard S. McKinley
                                        Name:  Richard S. McKinley
                                        Title: Vice President-Finance and
                                               Treasurer


                                        THE GAP (SINGAPORE) PTE. LIMITED



                                        By /s/ Richard S. McKinley
                                        Name:  Richard S. McKinley
                                        Title: Vice President-Finance and
                                               Treasurer



                                        THE AGENT:

                                        CITICORP USA INC.



                                        By /s/ Barbara A. Cohen
                                        Name:  Barbara A. Cohen
                                        Title: Vice President


                                        THE ISSUING BANK:

                                        CITIBANK, N.A.



                                        By /s/ Edward Leitieri
                                        Name:  Edward Leitieri
                                        Title: Vice President

                                        THE LENDERS:
    A Commitment
    $  50,000,000                       CITICORP USA INC.

    LC Commitment
    $ 100,000,000
                                        By /s/ Barbara A. Cohen
                                        Name:  Barbara A. Cohen
                                        Title: Vice President


    A Commitment                        BANK OF AMERICA NATIONAL
    $  35,000,000                       TRUST & SAVINGS ASSOCIATION

    LC Commitment
    $  85,000,000
                                        By /s/ Richard E. Bryson
                                        Name:  Richard E. Bryson
                                        Title: Vice President


    A Commitment                        NATIONAL WESTMINSTER
    $  20,000,000                       BANK PLC

    LC Commitment                       New York Branch
    $  65,000,000


                                        By /s/ Hal S. Sadoff
                                        Name:  Hal S. Sadoff
                                        Title: Vice President

                                        Nassau Branch



                                        By /s/ Hal S. Sadoff
                                        Name:  Hal S. Sadoff
                                        Title: Vice President


    A Commitment                        NATIONSBANK
    $  30,000,000                       OF TEXAS, N.A.

    LC Commitment
    $  35,000,000
                                        By /s/ Overton Colton
                                        Name:  Overton Colton
                                        Title: Vice President


    A Commitment                        ROYAL BANK OF CANADA
    $  20,000,000

    LC Commitment
    $  25,000,000                       By /s/ Brian W. Dixon
                                        Name:  Brian W. Dixon
                                        Title: Senior Manager


    A Commitment                        BANK OF MONTREAL
    $  10,000,000

    LC Commitment
    $  35,000,000                       By /s/ Cecily Mistarz
                                        Name:  Cecily Mistarz
                                        Title: Senior Manager, Credit


    A Commitment                        SOCIETE GENERALE
    $  20,000,000

    LC Commitment
    $  25,000,000                       By /s/ J. Blaine Shaum
                                        Name:  J. Blaine Shaum
                                        Title: Regional Manager


    A Commitment                        THE FUJI BANK, LIMITED
    $  15,000,000

    LC Commitment
    $  20,000,000                       By /s/ Shigeo Matsumoto
                                        Name:  Shigeo Matsumoto
                                        Title: General Manager

    A Commitment                        U.S. NATIONAL BANK OF OREGON
    $  15,000,000

    LC Commitment
    $  15,000,000                       By /s/ Janet E. Jordan
                                        Name:  Janet E. Jordan
                                        Title: Vice President


    A Commitment                        MORGAN GUARANTY TRUST
    $  20,000,000                       COMPANY OF NEW YORK

    LC Commitment
    $  10,000,000
                                        By /s/ Carl J. Mehldau, Jr.
                                        Name:  Carl J. Mehldau, Jr.
                                        Title: Associate


    A Commitment                        THE SUMITOMO BANK LIMITED
    $  15,000,000

    LC Commitment
    $  10,000,000                       By /s/ Hiroshi Amano
                                        Name:  Hiroshi Amano
                                        Title: General Manager



    $ 250,000,000                       Total of the A Commitments
    $ 425,000,000                       Total of the LC Commitments